BRIDGE BUILDER TRUST

Bridge Builder Large Cap Value Fund

Supplement dated January 26, 2021

to the Prospectus dated October 28, 2020, as supplemented, and to the Summary Prospectus dated October 28, 2020, as supplemented

This supplement provides new and additional information beyond that contained in the

Prospectus and Summary Prospectus and should be read

in conjunction with the Prospectus and Summary Prospectus.

Effective February 1, 2021 (the “Effective Date”), James C. Kieffer will no longer serve as a portfolio manager of the portion of the assets of the Bridge Builder Large Cap Value Fund managed by Artisan Partners Limited Partnership (“Artisan Partners’ Allocated Portion of the Fund”). Daniel L. Kane, Thomas A. Reynolds IV and Craig Inman will each continue to serve as portfolio managers of Artisan Partners’ Allocated Portion of the Fund.

Accordingly, as of the Effective Date, all references and information related to James C. Kieffer in the following sections of the Prospectus and Summary Prospectus are hereby deleted: the table entitled “Artisan Partners” in the sub-section of the Prospectus entitled “Sub-advisers and Portfolio Managers” under the section entitled “Summary Section – Bridge Builder Large Cap Value Fund;” the disclosure in the sub-section of the Prospectus entitled “Sub-advisers and Portfolio Managers – Large Cap Value Fund – Artisan Partners” under the section entitled “Management of the Funds;” and the table entitled “Artisan Partners” under the section of the Summary Prospectus entitled “Sub-advisers and Portfolio Managers.”

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

BRIDGE BUILDER TRUST

Bridge Builder Large Cap Value Fund

Supplement dated January 26, 2021

to the Statement of Additional Information (“SAI”)

dated October 28, 2020, as supplemented

This supplement provides new and additional information beyond that contained in the

SAI and should be read in conjunction with the SAI.

1.

Effective February 1, 2021 (the “Effective Date”), James C. Kieffer will no longer serve as a portfolio manager of the portion of the assets of the Bridge Builder Large Cap Value Fund managed by Artisan Partners Limited Partnership. (“Artisan Partners’ Allocated Portion of the Fund”). Daniel L. Kane, Thomas A. Reynolds IV and Craig Inman will each continue to serve as portfolio managers of Artisan Partners’ Allocated Portion of the Fund.

Accordingly, as of the Effective Date, all references and information related to James C. Kieffer in the table entitled “Other Accounts Managed by Portfolio Managers” in the sub-section entitled “Artisan Partners Limited Partnership (“Artisan Partners”)” under the section entitled “The Funds’ Investment Teams – Large Cap Value Fund” are hereby deleted.

2.

Effective immediately, the last paragraph in the sub-section entitled “Derivatives” under the section entitled “Investment Strategies, Policies, Securities and Investments, and Risks” is hereby deleted and replaced with the following:

The CFTC regulates the trading of commodity interests, including commodity futures contracts, options on commodity futures, and swaps (which includes cash-settled currency forwards and swaps). A Fund that invests in commodity interests is subject to certain CFTC regulatory requirements, including certain limits on its trading of commodity interests to qualify for certain exclusions or exemptions from registration requirements. The Adviser, on behalf of the Funds, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act, as amended (“CEA”), pursuant to CFTC Rule 4.5, with respect to each Fund’s operation. Therefore, the Funds and the Adviser are not subject to regulation as a commodity pool or CPO under the CEA and the Adviser is not subject to registration as a CPO. If a Fund were no longer able to claim the exclusion, the Adviser may be required to register as a CPO and the Fund and the Adviser would be subject to regulation as a commodity pool or CPO under the CEA. If a Fund or the Adviser is subject to CFTC regulation, it may incur additional expenses.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE